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                                                                    EXHIBIT 32.1


                            CERTIFICATION PURSUANT TO

                             18 U.S.C. SECTION 1350

                             AS ADOPTED PURSUANT TO

                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Quarterly Report of Primedex Health Systems, Inc. (the "Company") on Form 10-Q for the quarterly period ended July 31, 2004, as filed with the Securities and Exchange Commission on September 13, 2004 (the "Report"), I, Howard G. Berger, M.D., Chairman, President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated:  September 10, 2004


                                  By: /s/ HOWARD G. BERGER, M.D.
                                      ------------------------------------------
                                      Howard G. Berger, M.D. Chairman, President
                                      and Chief Executive Officer